                        CISTRON BIOTECHNOLOGY, INC.
                          10 Bloomfield Avenue
                       Pine Brook, New Jersey 07058
                              (973) 575-1700


May 5, 1999


Mr. Bruce C. Galton
8 Holden Lane
Madison, New Jersey 07940


                Re:  Separation from Employment
                     --------------------------

Dear Bruce:

        This letter ("Agreement") sets forth the agreement reached concerning your decision to terminate your employment with Cistron Biotechnology, Inc. (the "Company").

        1. Your resignation as a Director and Chairman of the Company is hereby accepted effective April 30, 1999.

        2. We hereby agree that the Employment Agreement dated April 30, 1994 (the "Employment Agreement") between you and the Company, is hereby terminated except that Paragraphs 5, 6, 7, 8, 9.7 and 10 of the Employment Agreement shall continue in full force and effect in accordance with their respective terms, except to the extent Paragraph 9.7 is modified by this Agreement.

        3. Paragraph 9.7 (i)(a) of the Employment Agreement is hereby amended to change the word "six" to "nine" and to provide that the payments thereunder shall commence June 15, 1999 and shall be payable in nine (9) consecutive equal monthly installments less applicable deductions (including, but not limited to, social security payments, income tax withholding, and any other deduction required by law). In addition, upon the first to occur of a sale or merger of the Company or its liquidation or dissolution, the Company shall pay you a lump sum payment (again less applicable deductions) in an amount equal to the balance of the installments payable under Paragraph 9.7(i)(a) as hereby amended. Paragraph 9.7(ii) is hereby amended as provided in Paragraph 4 of this Agreement. Paragraph 9.7(iii) is deleted in its entirety.

        4. On the eighth (8th) day after the date of this Agreement, the Company shall lend you, on a non-recourse basis secured by the shares of stock purchased, such amount as may be required to exercise any stock options then exercisable by you to purchase shares of the Company's common stock, which loan may be utilized by you for no other purpose than exercise of such stock options and shall be payable on the earliest of three (3) years following the loan, receipt of the proceeds of sale of shares securing the loan, upon the merger or sale of the Company or the liquidation or dissolution of the Company. You agree to provide the Company with a notice of exercise of such options no later than the fifteenth (15th) day after the date of this letter. The Company agrees to use its best efforts to cause certificates evidencing the shares to be issued upon exercise of options to be issued to you as soon as practicable after its receipt of your notice of exercise of the options. You understand and acknowledge that the certificates so issued shall bear a legend that they are subject to the foregoing provisions relating to the repayment of the loan. The Company agrees that you shall be entitled to any and all cash dividends, stock dividends, stock splits or stockholder distributions declared on or after April 30, 1999 on a per share basis of all shares owned by you including those to be issued as a result of the exercise of all options owned by you.

        5. Commencing on May 1, 1999 and ending May 31, 1999, the Company shall employ you as its Chief Executive Officer and Chief Financial Officer and as such shall be responsible for the overall operations of the Company as well as the management of the financial and administrative affairs of the Company including such as may be assigned to you from time to time by the Board of Directors of the Company (the "Board"). You shall report directly to the Board. Your compensation for the month of May 1999 shall be SEVENTEEN THOUSAND FIVE HUNDRED ($17,500.00) DOLLARS, less applicable deductions (including, but not limited to, social security payments, income tax withholding, and any other deduction required by law). During this period, you shall be entitled to participate on the same basis and at the same level as other employees, in any group insurance, hospitalization, medical health and accident, disability, similar plans or programs of the Company now existing or hereinafter established to the extent that you are eligible under the general provisions thereof. The Company may terminate your employment at any time prior to May 31, 1999 for any reason or no reason; provided, however, you shall be entitled to the balance of the payments described in this paragraph notwithstanding such termination unless the termination is for "cause." "Cause" shall be limited to any illegal conduct, act of fraud, theft or knowing violation of any material regulation or law, committed by you in connection with your employment with the Company. If your employment is terminated for "Cause," you shall be entitled only to compensation through the effective date of termination.

        6. On or before June 7, 1999, you shall execute a release in substantially the form annexed hereto as Exhibit A (the "Bring-Down Release"), releasing the Company from any claims you may against it relating to your employment as provided in paragraph 5.

        7. In consideration for signing this Agreement and in exchange for the promises, covenants and waivers set forth herein, provided you have not revoked this Agreement as set forth below and subject to your compliance with its terms including but not limited to execution and delivery of the Bring-Down Release by June 7, 1999 and your not revoking the Bring Down Release as provided therein, and provided that your employment has not been terminated for Cause as set forth in Paragraph 5 above, the Company shall pay you a total of FIFTY TWO THOUSAND FIVE HUNDRED ($52,500.00) DOLLARS in three equal consecutive monthly installments, less applicable deductions (including, but not limited to, social security payments, income tax withholding, and any other deduction required by law), commencing June 15, 1999. Upon the first to occur of a sale or merger of the Company or its liquidation or dissolution, the Company shall pay you a lump sum payment in an amount equal to the balance of the installments payable under this paragraph.

        8. In consideration of (A) the amendments to Paragraph 9.7 of the Employment Agreement and the payments described in paragraph 7 of this Agreement, and for other good and valuable consideration, you hereby release and forever discharge, and by this instrument release and forever discharge, the Company and its successors, assigns, representatives, agents, attorneys, shareholders, officers, directors and employees, and (B) for the release and agreements contained herein by you, the Company and its successors, assigns, representatives, agents, attorneys, shareholders, officers, directors and employees, hereby release and forever discharge, and by this instrument release and forever discharge, you, from all debts, obligations, promises, covenants, agreements, contracts, endorsements, bonds, controversies, suits, actions, causes of action, judgments, damages, expenses, claims or demands, in law or in equity, which the releasing party or parties, as the case may be, ever had, now has, or which may arise in the future, regarding any matter arising on or before the date of execution of this Agreement, including but not limited to all claims (whether known or unknown) regarding your employment at or termination of employment from the Company, any contract (express or implied), any claim for equitable relief or recovery of punitive, compensatory, or other damages or monies, attorneys' fees, any tort, and all claims for alleged discrimination based upon age, race, color, sex, sexual orientation, marital status, religion, national origin, handicap, disability, or retaliation, including any claim, asserted or unasserted, which could arise under Title VII of the Civil Rights Act of 1964; the Equal Pay Act of 1963;
the Age Discrimination in Employment Act of 1967; the Older Workers Benefit Protection Act of 1990; the Americans With Disabilities Act of 1990; the
Civil Rights Act of 1866, 42 U.S.C., 1981; the Employee Retirement Income Security Act of 1974; the Family and Medical Leave Act of 1993; the Civil Rights Act of 1991; the Worker Adjustment and Retraining Notification Act of 1988; the New Jersey Conscientious Employee Protection Act; the New Jersey
Law Against Discrimination; and any other federal, state or local laws, rules or regulations, whether equal employment opportunity laws, rules or regulations or otherwise, or any right under any of the Company's pension, welfare, or stock plans. The foregoing release by you does not apply to any of your rights under this Agreement or the provisions of the Employment Agreement which survive termination as provided in paragraph 2 of this Agreement as modified hereby. The foregoing release by the Company shall not apply to any other liabilities, claims and demands which directly or indirectly result from any illegal conduct, act of fraud, theft or knowing violation of any material regulation or law, committed by you in connection with your employment with the Company. This Agreement may not be cited as, and does not constitute any admission by you of, any violation of any such law or legal obligation with respect to any aspect of your employment or termination therefrom.

        9. Each party represents and agrees that he or it has not filed any lawsuits against the other party, or filed or caused to be filed any charges or complaints against the other party with any municipal, state or federal agency charged with the enforcement of any law. Each party also agrees, to the extent consistent with applicable law, not to initiate any legal action, complaint, statement of claim or demand for arbitration against the other party in any forum whatsoever, in connection with the claims released hereby. In addition, to the extent any such action may be brought, each party expressly waives any claim to any form of monetary or other damages, or any other form of recovery or relief in connection with any such action, or in connection with any action brought by a third party. If a party violates this Agreement by filing or bringing any claims or actions contrary to this paragraph, such breaching party will immediately forfeit all right to any and all future payments or services, as the case may be, if any, under paragraph
7 of this Agreement. The breaching party also agrees to pay all costs and expenses of the non-breaching party in defending against such claims or actions brought by such breaching party, including reasonable attorneys' fees.

        10. The Company represents, warrants and acknowledges that it owes you no wages, commissions, bonuses, sick pay, personal leave pay, severance pay, vacation pay or other compensation or payments or form of remuneration of any kind or nature, other than that specifically provided for in this Agreement and paragraph 9.7 of the Employment Agreement as hereby amended.

        11. Each party agrees that it shall not disparage or criticize the other party, or issue any communication, written or otherwise, that reflects adversely on or encourages any adverse action against the other party, except if testifying truthfully under oath pursuant to any lawful court order or subpoena or otherwise responding to or providing disclosures required by law.

        12. You hereby confirm that you have delivered to the Company and retained no copies of any written materials, records and documents made by you or coming into your possession during the course of your employment with the Company which contains or refers to any proprietary or confidential information as those terms are used in paragraph 6 of the Employment Agreement. You further confirm that you have delivered to the Company any and all property and equipment of the Company.

        13. Upon service on you or a representative of the Company of any subpoena, order, directive or other legal process requiring you or the Company to engage in conduct encompassed within Paragraphs 9 and 11 of this Agreement, you or the Company, as the case may be, shall immediately notify the other party of such service and of the content of any testimony or information to be provided pursuant to such subpoena, order directive or other legal process and within two (2) business days send to the other party, via overnight delivery, a copy of said document served upon you or a representative of the Company.

        14. You agree that you will assist and cooperate with the Company in connection with the defense or prosecution of any claim that may be made against or by the Company, or in connection with any ongoing or future investigation or dispute or claim of any kind involving the Company, including any proceeding before any arbitral, administrative, judicial, legislative, or other body or agency, including testifying in any proceeding to the extent such claims, investigations or proceedings relate to services performed or required to be performed by you, pertinent knowledge possessed by you, or any act or omission by you. You further agree to perform all acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this paragraph. The Company agrees to pay you a per diem, as reasonably requested by you, and to reimburse all expenses incurred pursuant to this paragraph.

        15. This Agreement together with the Bring-Down Release constitutes the entire agreement between the Company and you, and supersedes and cancels all prior written and oral agreements, if any, between the Company and you, except that Paragraphs 5, 6, 7, 8, 9.7 and 10 of the Employment Agreement shall continue in full force and effect in accordance with their respective terms except as modified by this Agreement, and any outstanding option agreements between you and the Company shall remain in effect, subject to the provisions of Paragraph 4 of this Agreement. You and the Company acknowledge that, in entering into this Agreement, you are not relying upon any oral or written promise or statement made by anyone at any time.

        16. This Agreement is binding upon you and the Company and his or its successors, assigns, heirs, executors, administrators and legal representatives, as the case may be.

        17. If any of the provisions, terms or clauses of this Agreement are declared illegal, unenforceable or ineffective in a legal forum, those provisions, terms and clauses shall be deemed severable, such that all other provisions, terms and clauses of this Agreement shall remain valid and binding upon both parties. However, the illegality or unenforceability of any such provision shall have no effect upon, and shall not impair the enforceability of the release language set forth in Paragraph 6 provided that, upon a finding by a court of competent jurisdiction that the release language found in Paragraph 6 is unenforceable, the parties shall rewrite Paragraph 6 to cure the defect and you and a representative of the Company shall reexecute the release and neither party shall be entitled to any additional monies, benefits and/or compensation therefor.

        18. Without detracting in any respect from any other provision of this
Agreement:
            a. You, in consideration of the amendments to Paragraph 9.7 of the Employment Agreement and the payments described in paragraph 7 of this Agreement, and for other good and valuable consideration, agree and acknowledge that this Agreement constitutes a knowing and voluntary waiver of all rights or claims you have or may have against the Company and its successors, assigns, representatives, agents, attorneys, shareholders, officers, directors and employees as set forth herein, including, but not limited to, all rights or claims arising under the Age Discrimination in Employment Act of 1967, as amended ("ADEA"), including, but not limited to, all claims of age discrimination in employment and all claims of retaliation in violation of the ADEA; and you have no physical or mental impairment of any kind that has interfered with your ability to read and understand the meaning of this Agreement or its terms, and that you are not acting under the influence of any medication or mind-altering chemical of any type in entering into this Agreement.

            b. You understand that, by entering into this Agreement, you do not waive rights or claims that may arise after the date of your execution of this Agreement, including without limitation any rights or claims that you may have to secure enforcement of the terms and conditions of this Agreement.

            c. You agree and acknowledge that the consideration provided to you under this Agreement for the releases and waivers contained herein is in addition to anything of value to which you are already entitled.

            d. The Company hereby advises you to consult with an attorney prior to executing this Agreement.

            e. You acknowledge that you were informed that you had at least twenty-one (21) days in which to review and consider this Agreement, and to consult with an attorney regarding the terms and effect of this Agreement.

        19. The Company agrees that you may revoke this Agreement within seven (7) days from the date you sign this Agreement, in which case this Agreement shall be null and void and of no force or effect on either the Company or you. Any revocation must be in writing and received by the Company by 5:00 p.m. on or before the seventh day after this Agreement is executed by you. Such revocation must be sent to:

                        Cistron Biotechnology, Inc.
                           10 Bloomfield Avenue
                       Pine Brook, New Jersey 07058

        20. This Agreement may not be changed or altered, except by a writing signed by the Company and you. This Agreement is entered into in the State of New Jersey, and the laws of the State of New Jersey will apply to any dispute concerning it, excluding the conflict-of-law principles thereof.

        21. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and same instrument

        YOU EXPRESSLY ACKNOWLEDGE, REPRESENT, AND WARRANT THAT YOU HAVE READ THIS AGREEMENT CAREFULLY; THAT YOU FULLY UNDERSTAND THE TERMS, CONDITIONS, AND SIGNIFICANCE OF THIS AGREEMENT; THAT THE COMPANY HAS ADVISED YOU TO CONSULT WITH AN ATTORNEY CONCERNING THIS AGREEMENT; THAT YOU HAVE HAD A FULL OPPORTUNITY TO REVIEW THIS AGREEMENT WITH AN ATTORNEY; THAT YOU UNDERSTAND THAT THIS AGREEMENT HAS BINDING LEGAL EFFECT; AND THAT YOU HAVE EXECUTED THIS AGREEMENT FREELY, KNOWINGLY AND VOLUNTARILY.

		PLEASE READ CAREFULLY.  THIS AGREEMENT HAS IMPORTANT
LEGAL CONSEQUENCES.

Date: May 5, 1999
      -----------

                                        CISTRON BIOTECHNOLOGY, INC.



                                        By: /s/FRANK G. STOUT
                                        ---------------------
                                        Name: FRANK G. STOUT
                                        Title: DIRECTOR


                On this ____ day of May 1999, before me personally came _________________, to me known to be the individual described in the foregoing instrument, who executed the foregoing instrument in my presence, and who duly acknowledged to me that he/she executed the same.


                                        _______________________________
                                        Notary Public




                                        /s/BRUCE C. GALTON
                                        ------------------
                                           BRUCE C. GALTON


                On this ____ day of May 1999, before me personally came _________________, to me known to be the individual described in the foregoing instrument, who executed the foregoing instrument in my presence, and who duly acknowledged to me that he/she executed the same.


                                        _______________________________
                                        Notary Public



                                        _______________________________

You must sign and return this Agreement to the Company no later than 5:00 p.m. on the 21st day following receipt of this document or irrevocably lose the opportunity to receive the consideration detailed herein. You received this Agreement on May 5, 1999.

                             EXHIBIT A
                             ---------

                      CISTRON BIOTECHNOLOGY, INC.
                        10 Bloomfield Avenue
                    Pine Brook , New Jersey 07058
                           (973) 575-1700


                            June__, 1999



Mr. Bruce C. Galton
8 Holden Lane
Madison, New Jersey 07940


        Re:     Release
                -------

Dear Bruce:

        This release ("Release") is being entered into pursuant to the terms of Paragraph 3 of the termination agreement ("Agreement") dated May 5, 1999, between you and Cistron Biotechnology, Inc., (the "Company").

        1. In consideration of (A) the amendment to Paragraph 9.7 of the Employment Agreement set forth in the Agreement and the payments described in paragraph 7 of the Agreement, and for other good and valuable consideration, you hereby release and forever discharge, and by this instrument release and forever discharge, the Company and its successors, assigns, representatives, agents, attorneys, shareholders, officers, directors and employees, and
(B) for the release and agreements contained herein by you, the Company and its successors, assigns, representatives, agents, attorneys, shareholders, officers, directors and employees, hereby release and forever discharge, and by this instrument release and forever discharge, you, from all debts, obligations, promises, covenants, agreements, contracts, endorsements, bonds, controversies, suits, actions, causes of action, judgments, damages, expenses, claims or demands, in law or in equity, which the releasing party or parties, as the case may be, ever had, now has, or which may arise in the future, regarding any matter arising on or before the date of execution of this Release, including but not limited to all claims (whether known or unknown) regarding your employment at or termination of employment from the Company, any contract (express or implied), any claim for equitable relief or recovery of punitive, compensatory, or other damages or monies, attorneys' fees, any tort, and all claims for alleged discrimination based upon age, race, color, sex, sexual orientation, marital status, religion, national origin, handicap, disability, or retaliation, including any claim, asserted or unasserted, which could arise under Title VII of the Civil Rights Act of 1964; the Equal Pay Act of 1963; the Age Discrimination in Employment Act of 1967; the Older Workers Benefit Protection Act of 1990; the Americans With Disabilities Act of 1990; the Civil Rights Act of 1866, 42 U.S.C., 1981; the Employee Retirement Income Security Act of 1974; the Family and Medical Leave Act of 1993; the Civil Rights Act of 1991; the Worker Adjustment and Retraining Notification Act of 1988; the New Jersey Conscientious Employee Protection Act; the New Jersey Law Against Discrimination; and any other federal, state or local laws, rules or regulations, whether equal employment opportunity laws, rules or regulations or otherwise, or any right under any of the Company's pension, welfare, or stock plans. The foregoing release by you does not apply to any of your rights under the Agreement, the Bring-Down Release or the provisions of the Employment Agreement which survive termination as provided in paragraph 2 of the Agreement as modified hereby. The foregoing release by the Company shall not apply to any other liabilities, claims and demands which directly or indirectly result from any illegal conduct, act of fraud, theft or knowing violation of any material regulation or law, committed by you in connection with your employment with the Company. This Release may not be cited as, and does not constitute any admission by you or the Company of, any violation of any such law or legal obligation with respect to any aspect of your employment or termination therefrom.

        2. Each party represents and agrees that he or it has not filed any lawsuits against the other party, or filed or caused to be filed any charges or complaints against the other party with any municipal, state or federal agency charged with the enforcement of any law. Each party also agrees, to the extent consistent with applicable law, not to initiate any legal action, complaint, statement of claim or demand for arbitration against the other party in any forum whatsoever, in connection with the claims released hereby. In addition, to the extent any such action may be brought, each party expressly waives any claim to any form of monetary or other damages, or any other form of recovery or relief in connection with any such action, or in connection with any action brought by a third party. If a party violates this Release by filing or bringing any claims or actions contrary to this paragraph, such breaching party will immediately forfeit all right to any and all future payments or services, as the case may be, if any, under this Release. The breaching party also agrees to pay all costs and expenses of the non-breaching party in defending against such claims or actions brought by such breaching party, including reasonable attorneys' fees.

        3. You acknowledge that the Company owes you no wages, commissions, bonuses, sick pay, personal leave pay, severance pay, vacation pay or other compensation or payments or form of remuneration of any kind or nature, other than that specifically provided for in this Release.

        4. You hereby confirm that you have delivered to the Company and retained no copies of any written materials, records and documents made by you or coming into your possession during the course of your employment with the Company which contains or refers to any proprietary or confidential information as those terms are used in paragraph 6 of the Employment Agreement. You further confirm that you have delivered to the Company any and all property and equipment of the Company.

        5. This Release and the Agreement constitute the entire agreement between the Company and you, and supersede and cancel all other prior written and oral agreements, if any, between the Company and you, except that Paragraphs 5, 6, 7, 8, 9.7 and 10 of the Employment Agreement shall continue in full force and effect in accordance with their respective terms except as modified by the Agreement, and any outstanding option agreements between you and the Company shall remain in effect, subject to the provisions of Paragraph 4 of the Agreement. You and the Company acknowledge that, in entering into this Release, you are not relying upon any oral or written promise or statement made by anyone at any time.

        6. This Release is binding upon you and the Company and his or its successors, assigns, heirs, executors, administrators and legal representatives, as the case may be.

        7. If any of the provisions, terms or clauses of this Release are declared illegal, unenforceable or ineffective in a legal forum, those provisions, terms and clauses shall be deemed severable, such that all other provisions, terms and clauses of this Release shall remain valid and binding upon both parties. However, the illegality or unenforceability of any such provision shall have no effect upon, and shall not impair the enforceability of the release language set forth in Paragraph 1 provided that, upon a finding by a court of competent jurisdiction that the release language found in Paragraph 1 is unenforceable, the parties shall rewrite Paragraph 1 to cure the defect and you and a representative of the Company shall reexecute the release and neither party shall be entitled to any additional monies, benefits and/or compensation therefor.

        8. Without detracting in any respect from any other provision of this Release:

                a. You, in consideration of the payments described in Paragraphs 3 and 7 of the Agreement, and for other good and valuable consideration, agree and acknowledge that this Release constitutes a knowing and voluntary waiver of all rights or claims you have or may have against the Company and its successors, assigns, representatives, agents, attorneys, shareholders, officers, directors and employees as set forth herein, including, but not limited to, all rights or claims arising under the Age Discrimination in Employment Act of 1967, as amended ("ADEA"), including, but not limited to, all claims of age discrimination in employment and all claims of retaliation in violation of the ADEA; and you have no physical or mental impairment of any kind that has interfered with your ability to read and understand the meaning of this Release or its terms, and that you are not acting under the influence of any medication or mind-altering chemical of any type in entering into this Release.

                b. You understand that, by entering into this Release, you do not waive rights or claims that may arise after the date of your execution of this Release, including without limitation any rights or claims that you may have to secure enforcement of the terms and conditions of this Release.

                c. You agree and acknowledge that the consideration provided to you under the Agreement and this Release as it relates to your releases and waivers is in addition to anything of value to which you are already entitled.

                d. The Company hereby advises you to consult with an attorney prior to executing this Release.

                e. You acknowledge that you were informed that you had at least twenty-one (21) days in which to review and consider this Release, and to consult with an attorney regarding the terms and effect of this Release.

        9. The Company agrees that you may revoke this Release within seven (7) days from the date you sign this Release, in which case this Release shall be null and void and of no force or effect on either the Company or you. Any revocation must be in writing and received by the Company by 5:00 p.m. on or before the seventh day after this Release is executed by you. Such revocation must be sent to:

                       Cistron Biotechnology, Inc.
                          10 Bloomfield Avenue
                      Pine Brook, New Jersey 07058


        10. This Release may not be changed or altered, except by a writing signed by the Company and you. This Release is entered into in the State of New Jersey, and the laws of the State of New Jersey will apply to any dispute concerning it, excluding the conflict-of-law principles thereof.

        11. This Release may be executed in counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and same instrument

        YOU EXPRESSLY ACKNOWLEDGE, REPRESENT, AND WARRANT THAT YOU HAVE READ THIS RELEASE CAREFULLY; THAT YOU FULLY UNDERSTAND THE TERMS, CONDITIONS, AND SIGNIFICANCE OF THIS RELEASE; THAT THE COMPANY HAS ADVISED YOU TO CONSULT
WITH AN ATTORNEY CONCERNING THIS RELEASE; THAT YOU HAVE HAD A FULL OPPORTUNITY TO REVIEW THIS RELEASE WITH AN ATTORNEY; THAT YOU UNDERSTAND THAT THIS RELEASE HAS BINDING LEGAL EFFECT; AND THAT YOU HAVE EXECUTED THIS RELEASE FREELY, KNOWINGLY AND VOLUNTARILY.

		PLEASE READ CAREFULLY.  THIS RELEASE HAS IMPORTANT
LEGAL CONSEQUENCES.

Date:___________

						CISTRON BIOTECHNOLOGY, INC.



                                                By: ________________________
                                                Name:
						Title:

                On this ____ day of ________ 1999, before me personally came _________________, to me known to be the individual described in the foregoing instrument, who executed the foregoing instrument in my presence, and who duly acknowledged to me that he/she executed the same.

                                                ____________________________
						Notary Public




                                                ____________________________
                                                Bruce C. Galton


                On this ____ day of ________ 1999, before me personally came _________________, to me known to be the individual described in the foregoing instrument, who executed the foregoing instrument in my presence, and who duly acknowledged to me that he/she executed the same.


                                                ____________________________
                                                Notary Public



                                                ____________________________


You must sign and return this Release to the Company no later than 5:00 p.m. on the 21st day following receipt of this document or irrevocably lose the opportunity to receive the consideration detailed herein. You received this Release on May 5, 1999.